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                                                                    Exhibit 15.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of InfoSpace, Inc. on Form S-8 of our report dated March 10, 2000 relating to the consolidated financial statements of InfoSpace, Inc. included in its Annual Report on Form 10-K for the year ended December 31, 1999.


/s/ Deloitte & Touche LLP
----------------------------
DELOITTE & TOUCHE LLP


Seattle, Washington
May 17, 2000